UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  September 11, 2006
                                               ---------------------------------


                          Pre-Paid Legal Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
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                 (State or Other Jurisdiction of Incorporation)


       001-09293                                       73-1016728
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(Commission File Number)                    (IRS Employer Identification No.)


          One Pre-Paid Way
              Ada, OK                                    74820
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(Address of Principal Executive Offices)               (Zip Code)


                                                   (580) 436-1234
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 2.02 Results of Operations and Financial Condition

     On September 11, 2006, Pre-Paid Legal Services, Inc. (the "Company") issued a press release announcing the settlement of existing litigation. A copy of the release is included as an exhibit to this report.


Item 9.01 Financial Statements and Exhibits

         The following exhibits are included with this report:

   Exhibit No.                              Description

       99.1         Company Press Release dated September 11, 2006


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.


                          By:  /s/ Randy Harp
                              --------------------------------------------------
                              Randy Harp, Chief Operating Officer

Date:  September 11, 2006





For Release 8:30 a.m. Eastern                    Company   Steve Williamson
Monday, September 11, 2006                       Contact:     (580) 436-1234


                     PRE-PAID LEGAL SERVICES, INC. ANNOUNCES
                             LITIGATION DEVELOPMENT

     ADA, OK - September 11, 2006 - Pre-Paid Legal Services, Inc. (NYSE: PPD) today announced that we reached a settlement agreement with counsel for the more than 400 plaintiffs in numerous pending cases in Mississippi. Upon closing of the settlement for an amount significantly less than our accrued reserves of $2.5 million, all pending litigation against us will be resolved including the Barbara Booth v. Pre-Paid Legal Services, Inc. case in which a verdict had been decided in favor of the plaintiff for punitive damages in the aggregate amount of $9.9 million against us and our chief executive officer. Consummation of the settlement and dismissal of the lawsuits is subject to approval of the individual plaintiffs.

     "This resolution eliminates the distraction and costs of litigation and allows us to focus on our core business;" said Harland C. Stonecipher, Chief Executive Officer.


About Us
We develop, underwrite and market legal service plans across North America. The plans provide for legal service benefits, including unlimited attorney consultation as well as letter writing, document preparation and review, will preparation, traffic violation defense, automobile-related criminal charges defense and a general trial defense. We also market an identity theft protection plan. More information can be located at our homepage on the worldwide web at http://www.prepaidlegal.com/.

     Forward-Looking Statements
     Statements in this press release, other than purely historical information, regarding our future plans and objectives and expected operating results, dividends and share repurchases and statements of the assumptions underlying such statements, constitute forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained herein are based on certain assumptions that may not be correct. They are subject to risks and uncertainties incident to our business that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are described in the reports and statements filed by us with the Securities and Exchange Commission, including (among others) those listed in our Form 10-K, Form 10-Q and Form 8-K, and include the risks that our membership persistency or renewal rates may decline, that we may not be able to continue to grow our memberships and earnings, that we are dependent on the continued active participation of our principal executive officer, that pending or future litigation may have a material adverse effect on us if resolved unfavorably to us, that we could be adversely affected by regulatory developments, that competition could adversely affect us, that we are substantially dependent on our marketing force, that our stock price may be affected by short sellers, that we have been unable to increase our employee group membership sales and that our active premium in force is not indicative of future revenue as a result of changes in active memberships from cancellations and additional membership sales. Please refer to pages 14 and 15 of our 2005 Form 10-K and pages 7 through 9 of our June 30, 2006 Form 10-Q for a more complete description of these risks. We undertake no duty to update any of the forward-looking statements in this release.



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